UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2022

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2022, certain executive officers of Athenex, Inc. (the “Company”) entered into a Salary Deduction and Stock Purchase Agreement (the “Purchase Agreement”) with the Company. Under the Purchase Agreement, on each payroll date, the officer authorizes the Company to deduct a certain amount of the officer’s after-tax base salary. This deducted amount is used to purchase a number of shares of the Company’s common stock determined using the Nasdaq Official Closing Price per share on the applicable payroll date. The officer may decrease the amount of the deduction upon notice to the Company’s board of directors and may only increase the amount of the deduction with the prior written consent of the Company’s board of directors. The Company will sell these shares of common stock in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended. The foregoing description of the Purchase Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the form of Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Johnson Y.N. Lau, the Company’s Chief Executive Officer and Chairman, and Rudolf Kwan, the Company’s Chief Medical Officer, entered into Purchase Agreements with the Company. Dr. Lau and Dr. Kwan will have $11,400, and $4,900 deducted on each bi-weekly payroll date, respectively, comprising approximately 100% of their respective net pay after taxes and other deductions.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Form of Salary Deduction and Stock Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: March 29, 2022	/s/ Joe Annoni
	Name:	Joe Annoni
	Title:	Chief Financial Officer